UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2018 (November 2, 2018)

AERKOMM INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55925	46-3424568
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

923 Incline Way #39, Incline Village, NV 89451
(Address of principal executive offices)

(877) 742-3094
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Amendment to Underwriting Agreement

As previously reported, Aerkomm Inc., a Nevada corporation (the “Company”), entered into an underwriting agreement on May 14, 2018 (the “Underwriting Agreement”) with Boustead Securities, LLC (the “Underwriter”) in connection with the public offering, issuance and sale by the Company of the common stock, par value $0.001 per share, of the Company (the “Common Stock”). The Underwriting Agreement provides for the offer and sale of up to 7,058,823 shares of Common Stock on a best efforts basis, with a minimum requirement of 588,235 shares, at the public offering price of $8.50 per share, less underwriting discounts, for minimum gross proceeds $5,000,000 and up to a maximum of $60,000,000 (the “Offering”). To date, the Company has met the minimum requirement, but has not reached the maximum amount of the Offering. The Underwriting Agreement defined the “Offering Period” for the Offering to extend through September 4, 2018.

As previously reported, the Company and the Underwriter entered into an Amendment to Underwriting Agreement on August 30, 2018 to extend the Offering Period through November 4, 2018.

On November 5, 2018, the Company and the Underwriter entered into Amendment No. 2 to Underwriting Agreement (“Amendment No. 2”) to extend the Offering Period through January 4, 2019.

The foregoing summary of Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 2 attached hereto as Exhibit 1.3, which exhibit is incorporated by reference into Item 1.01.

Real Estate Sales Contract

As previously reported, the Company and its newly formed, wholly-owned subsidiary, Aerkomm Taiwan Inc. (the “Aerkomm Taiwan”), entered into a certain Real Estate Sales Contract on July 10, 2018 (the “Definitive Agreement”) with Tsai Ming-Yin (the “Seller”) and Sunty Development Co., Ltd., as trustee, pursuant to which the Company, Aerkomm Taiwan and the Seller agreed to definitive terms and conditions relating to the acquisition by Aerkomm Taiwan of a parcel of land (the “Parcel”) located at the Taishui Grottoes in the Xinyi District of Keelung City, Taiwan. The Parcel consists of approximately 6.36 acres of undeveloped land and is expected to be used by the Company and Aerkomm Taiwan to build the Company’s first satellite ground station and data center. The purchase price for the Parcel (the “Purchase Price”), which is expressed in New Taiwan Dollars in the Definitive Agreement, is NT$1,056,297,507.

As previously disclosed, pursuant to the terms of the Definitive Agreement, payments by the Company to the Seller have been made from the net proceeds of the Offering. The Company and the Seller acknowledged that the balance of payments against the Purchase Price was expected to be made from the net proceeds of additional closings of the Offering and that if the Company was not able to raise sufficient additional funds in the Offering to pay the balance of the Purchase Price prior to July 31, 2018 (the “Payment Deadline”), the Company could notify the Seller of this fact and cancel the Definitive Agreement. In such case, the full amount paid by the Company to the Seller would be returned to the Company, without interest, in cash or in an equivalent amount of securities (the “Securities”) if the Seller were not to have sufficient cash on hand to return the payments in full in cash.

As previously reported, the parties entered into Amendment No. 1 to the Definitive Agreement on July 30, 2018 to, among other things, (i) fix the exchange rate between the U.S. Dollar and the New Taiwan Dollar, to determine the exact U.S. Dollar amount that will be required to pay the full Purchase Price, which is denominated in New Taiwan Dollars, (ii) extend the Payment Deadline from July 31, 2018 to September 4, 2018, (iii) extend the Seller’s right to cancel the Definitive Agreement from August 31, 2018 to October 4, 2018, (iv) extend the Company’s right to cancel the Definitive Agreement from July 31, 2018 until September 4, 2018 and (v) to clarify the type of Securities that can be delivered to the Company if the Definitive Agreement is cancelled by either party and the Seller does not have sufficient cash to return the amount previously deposited by the Company with the Seller in cash. Such Securities will be of the kind that are traded or quoted on a US national securities exchange or the over-the-counter market or a foreign equivalent.

As previously reported, the parties entered into Amendment No. 2 to the Definitive Agreement on September 4, 2018 to further (i) extend the Payment Deadline from September 4, 2018 to November 4, 2018, (ii) extend the Seller’s right to cancel the Definitive Agreement from October 4, 2018 to December 4, 2018 and (iii) extend the Company’s right to cancel the Definitive Agreement from September 4, 2018 until November 4, 2018.

On November 2, 2018, the parties entered into Amendment No. 3 to the Definitive Agreement (“Amendment No. 3”) to further (i) extend the Payment Deadline from November 4, 2018 to January 4, 2019, (ii) extend the Seller’s right to cancel the Definitive Agreement from December 4, 2018 to January 4, 2019 and (iii) extend the Company’s right to cancel the Definitive Agreement from November 4, 2018 to January 4, 2019.

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The foregoing summary of Amendment No. 3 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 3, which is attached hereto in Chinese and in English as Exhibits 10.7 and 10.8, respectively, which exhibits are incorporated by reference into Item 1.01.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
1.1	Underwriting Agreement, dated May 14, 2018, between Aerkomm Inc. and Boustead Securities, LLC (incorporated by reference to Exhibit 1.1 to the Current Report on Form 8-K filed on May 15, 2018)
1.2	Amendment to Underwriting Agreement, dated August 30, 2018, between Aerkomm Inc. and Boustead Securities, LLC (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on August 31, 2018)
1.3	Amendment No. 2 to Underwriting Agreement, dated November 5, 2018, between Aerkomm Inc. and Boustead Securities, LLC
10.1	Real Estate Sales Contract, dated July 10, 2018, by and among Tsai Ming-Yin, Sunty Development Co., Ltd., Aerkomm Inc. and Aerkomm Taiwan Inc. (Official Chinese Version) (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on July 12, 2018)
10.2	Real Estate Sales Contract, dated July 10, 2018, by and among Tsai Ming-Yin, Sunty Development Co., Ltd., Aerkomm Inc. and Aerkomm Taiwan Inc. (Unofficial English Translation) (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on July 12, 2018)
10.3	Amendment No. 1 to Real Estate Sales Contract, dated July 30, 2018, by and among Tsai Ming-Yin, Sunty Development Co., Ltd., Aerkomm Inc. and Aerkomm Taiwan Inc. (Official Chinese Version) (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on July 30, 2018)
10.4	Amendment No. 1 to Real Estate Sales Contract, dated July 30, 2018, by and among Tsai Ming-Yin, Sunty Development Co., Ltd., Aerkomm Inc. and Aerkomm Taiwan Inc. (Unofficial English Translation) (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on July 30, 2018)
10.5	Amendment No. 2 to Real Estate Sales Contract, dated September 4, 2018, by and among Tsai Ming-Yin, Sunty Development Co., Ltd., Aerkomm Inc. and Aerkomm Taiwan Inc. (Official Chinese Version) (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on September 5, 2018)
10.6	Amendment No. 2 to Real Estate Sales Contract, dated September 4, 2018, by and among Tsai Ming-Yin, Sunty Development Co., Ltd., Aerkomm Inc. and Aerkomm Taiwan Inc. (Unofficial English Translation) (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on September 5, 2018)
10.7	Amendment No. 3 to Real Estate Sales Contract, dated September 4, 2018, by and among Tsai Ming-Yin, Sunty Development Co., Ltd., Aerkomm Inc. and Aerkomm Taiwan Inc. (Official Chinese Version)
10.8	Amendment No. 3 to Real Estate Sales Contract, dated September 4, 2018, by and among Tsai Ming-Yin, Sunty Development Co., Ltd., Aerkomm Inc. and Aerkomm Taiwan Inc. (Unofficial English Translation)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2018	AERKOMM INC.

/s/ Jeffrey Wun
Name: Jeffrey Wun
Title: Chief Executive Officer

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